NUVEEN CORE BOND FUND

SUPPLEMENT DATED MARCH 18, 2016

TO THE SUMMARY PROSPECTUS DATED OCTOBER 30, 2015

Effective immediately, Jason J. O’Brien, CFA, will be added as a portfolio manager of the fund. Mr. O’Brien is Vice President and Portfolio Manager at Nuveen Asset Management, LLC. Chris J. Neuharth, Wan-Chong Kung and Jeffrey J. Ebert will continue to serve as portfolio managers for the fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-CBS-0316P